Exhibit 99.1

FORTY-FOURTH

AMENDMENT

TO

SECOND AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

VORNADO REALTY L.P.

Dated as of March 30, 2012

THIS FORTY-SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF VORNADO REALTY L.P. (this “Amendment”), dated as of March 30, 2012, is hereby adopted by Vornado Realty Trust, a Maryland real estate investment trust (the “General Partner”), as the general partner of Vornado Realty L.P., a Delaware limited partnership (the “Partnership”). For ease of reference, capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of October 20, 1997, as amended by the Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 16, 1997, and further amended by the Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of April 1, 1998, the Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 12, 1998, the Fourth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 30, 1998, the Fifth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 3, 1999, the Sixth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 17, 1999, the Seventh Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 20, 1999, the Eighth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 27, 1999, the Ninth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 3, 1999, the Tenth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 3, 1999, the Eleventh Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 24, 1999, the Twelfth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 1, 2000, the Thirteenth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 25, 2000, the Fourteenth Amendment to the Second Amended and Restated

Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 8, 2000, the Fifteenth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 15, 2000, the Sixteenth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of July 25, 2001, the Seventeenth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 21, 2001, the Eighteenth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of January 1, 2002, the Nineteenth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of July 1, 2002, the Twentieth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of April 9, 2003, the Twenty-First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of July 31, 2003, the Twenty-Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 17, 2003, the Twenty-Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 27, 2004, the Twenty-Fourth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of August 17, 2004, the Twenty-Fifth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 17, 2004, the Twenty-Sixth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 17, 2004, the Twenty-Seventh Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 20, 2004, the Twenty-Eighth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 30, 2004, the Twenty-Ninth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of June 17, 2005, the Thirtieth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of August 31, 2005, the Thirty-First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 9, 2005,the Thirty-Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 19, 2005, the Thirty-Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of April 25, 2006, the Thirty-Fourth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 2, 2006, the Thirty-Fifth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of August 17, 2006, the Thirty-Sixth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of October 2, 2006, the Thirty-Seventh Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of June 28, 2007, the Thirty-Eighth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of June 28, 2007, and the Thirty-Ninth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of June 28, 2007, the Fortieth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of June 28, 2007, the Forty-First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 31, 2008, the

Forty-Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 17, 2010 and the Forty-Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of April 20, 2011 (as so amended, the “Agreement”).

WHEREAS, Section 14.1.B of the Agreement grants the General Partner the power and authority to amend the Agreement without the consent of any of the Partnership’s limited partners if the amendment does not adversely affect or eliminate any right granted to a limited partner pursuant to any of the provisions of the Agreement specified in Section 14.1.C or Section 14.1.D of the Agreement as requiring a particular minimum vote; and

WHEREAS, the General Partner has determined that the amendment effected hereby does not adversely affect or eliminate any of the limited partner rights specified in Section 14.1.C or Section 14.1.D of the Agreement;

WHEREAS, the General Partner desires by this Amendment to amend the Agreement as of the date hereof.

NOW, THEREFORE,

1.             The General Partner hereby amends the Agreements as follows:

A.            Article I of the Partnership Agreement is amended by inserting the following definition in alphabetical order:

“Special LTIP Unit” has the meaning set forth in Exhibit AH hereto.

“Special LTIP Unit Distribution” has the meaning set forth in Exhibit AH hereto.

B.            Section 6.1.F(i) of the Partnership Agreement is amended and restated as follows:

“(i) After giving effect to the special allocations set forth in Section 1 of Exhibit C hereto and Section 6.1.E above, and notwithstanding the provisions of Sections 6.1.A and 6.1.B above, but subject to the prior allocation of income and gain under Subsections 6.1.A(i) through (vi) above, any Liquidating Gains shall first be allocated to the holders of LTIP Units until the Economic Capital Account Balances of such holders, to the extent attributable to their ownership of LTIP Units, are equal to (A) (i) the Class A Unit Economic Balance, multiplied by (ii) the number of their LTIP Units plus (B) with respect to Special LTIP Units, the aggregate net amount of Net Income and Net Loss allocated to such Special LTIP Units prior to the Distribution Participation Date with respect to such Special LTIP Units less the amount of any Special LTIP Unit Distributions with respect to such Special LTIP Units; provided that no such Liquidating Gains will be allocated with respect to any particular LTIP Unit unless and to the extent that such Liquidating Gains, when aggregated with other Liquidating Gains realized since the issuance of such LTIP Unit, exceed Liquidating Losses realized since the issuance of such LTIP Unit.”

C.            Section 6.1.F(vi) of the Partnership Agreement is amended and restated as follows:

“(vi) The parties agree that the intent of this Section 6.1.F is to make the Capital Account balance associated with each LTIP Unit economically equivalent to the Capital Account balance associated with the General Partner’s Class A Units (on a per-unit basis and, with respect to Special LTIP Units, other than differences resulting from the allocation of Net Income and Net Loss allocated to such Special LTIP Units prior to the Distribution Participation Date with respect to such Special LTIP Units pursuant to Section 3 of Exhibit AH in excess of the amount of Special LTIP Unit Distributions paid with respect to such Special LTIP Units), but only if the Partnership has recognized cumulative net gains with respect to its assets since the issuance of the relevant LTIP Unit.”

D.            The last sentence of Section 2.A. of Exhibit AH to the Partnership Agreement is hereby replaced with the following:

“Notwithstanding anything in the forgoing to the contrary, prior to the Distribution Participation Date with respect to an LTIP Unit, such LTIP Unit will only be entitled to receive such distributions, other than distributions representing proceeds of a sale or other disposition of all or substantially all of the assets of the Partnership, in an amount equal to the product of the LTIP Unit Initial Sharing Percentage for such LTIP Unit and the amount otherwise distributable with respect to such LTIP Unit pursuant to this Section 2.A; provided however that in the case of a Special LTIP Unit, distributions with respect to such Special LTIP Unit shall be as described in Section 2.C. below.”

E.            Section 2 of Exhibit AH to the Partnership Agreement is hereby amended by appending the following to the end of such Section as a new Section 2.C.:

“C.          Special LTIP Unit Distribution. Notwithstanding anything in the forgoing to the contrary, and to the extent specified in the Vesting Agreement or other documentation pursuant to which an LTIP Unit is issued on or after March 30, 2012, an LTIP Unit that has a Distribution Participation Date other than the date of issuance (a “Special LTIP Unit”), shall not be entitled to receive distributions prior to the Distribution Participation Date for such Special LTIP Unit.  As of the Distribution Participation Date for a Special LTIP Unit that is not forfeited on or prior to such Distribution Participation Date, the holder of such Special LTIP Unit will be entitled to receive a special distribution (the “Special LTIP Unit Distribution”) with respect to such unit, equal to the Aggregate Special LTIP Unit Distribution Amount with respect to such Special LTIP Unit divided by the total number of such holder’s Special LTIP Units that have the same Distribution Participation Date, were issued as part of the same award or program for purposes of this Section 2.C. as specified in the Vesting Agreement or other documentation pursuant to which such Special LTIP Units are issued (the “Same Award” with respect to such Special LTIP Unit) and are not forfeited on or prior to such Distribution Participation Date; provided that such amount shall not exceed either (i) the amount of non-liquidating cash distributions per unit that were paid on the Class A Units on or after the date of the issuance of such Special LTIP Unit (or such other date as is specified as the Distribution Measurement Date in the Vesting Agreement or other documentation pursuant to which such Special LTIP Unit is issued) (such date being referred to as the “Distribution Measurement Date” with respect to such Special LTIP Unit) and prior to such Distribution Participation Date or (ii) an amount that, together with all other Special LTIP Unit Distributions made to such holder on the same date with respect to such holder’s other Special LTIP Units issued as part of the Same Award as such Special LTIP Unit, exceeds the positive balance of the Capital Account of such holder to the extent attributable to such Special LTIP Units. The “Aggregate Special LTIP Unit Distribution Amount” with respect to a holder’s Special LTIP Unit equals the aggregate amount determined by totaling, for each of such holder’s Special LTIP Units that were issued as part of the Same Award, (i) the amount of non-liquidating cash distributions per unit that were paid on the Class A Units on or after the Distribution Measurement Date with respect to such Special LTIP Unit and prior to the earlier of the Distribution Participation Date for such Special LTIP Unit or the Distribution Participation Date for the Special LTIP Unit with respect to which the Aggregate Special LTIP Unit Distribution Amount is being calculated multiplied by (ii) the LTIP Unit Initial Sharing Percentage for such Special LTIP Unit, and subtracting from such total aggregate amount of all Special LTIP Unit Distributions previously made with respect to Special LTIP Units that were issued as part of the Same Award. The Special LTIP Unit Distribution for a Special LTIP Unit will be payable on the first Distribution Payment Date on or after the Distribution Participation Date for such Special LTIP Unit if and when authorized by the General Partner out of funds legally available for the payment of distributions; provided that, to the extent not otherwise prohibited by the terms of class of Partnership Interests entitled to any preference in distribution and authorized by the General Partner out of funds legally available for the payment of distributions, such Special LTIP Unit Distribution may be paid prior to such Distribution Payment Date. On or after the Distribution Participation Date with respect to a Special LTIP Unit, if such Special LTIP Unit is outstanding, no distributions (other than in Class A Units, LTIP Units or other Partnership Interests ranking on par with or junior to such units as to distributions and upon liquidation, dissolution or winding up of the affairs of the Partnership) shall be declared or paid or set apart for payment upon the Class A Units, the LTIP Units or any other Partnership Interests ranking junior to or on a parity with the Special LTIP Unit as to distributions for any period (other than Special LTIP Unit Distributions with respect to Special LTIP Units that had an earlier Distribution Participation Date) unless the full amount of any Special LTIP Unit Distributions due with respect to such Special LTIP Unit have been or contemporaneously are declared and paid.”

F.             The last sentence of Section 7.A. of Exhibit AH to the Partnership Agreement is hereby amended and restated as follows:

“The General Partner shall have the right at any time to cause a conversion of Vested LTIP Units into Class A Units; provided that any Special LTIP Unit Distribution payable with respect to such Vested LTIP Units is paid prior to such conversion.”

G.            The first sentence of Section 7.D. of Exhibit AH to the Partnership Agreement is hereby amended and restated as follows:

“The Partnership, at any time at the election of the General Partner, may cause any number of Vested LTIP Units held by a holder of LTIP Units to be converted (a “Forced Conversion”) into an equal number of Class A Units, giving effect to all adjustments (if any) made pursuant to Section 4; provided, that the Partnership may not cause a Forced Conversion of any LTIP Units that would not at the time be eligible for conversion at the option of the holder of such LTIP Units pursuant to Section 7.B above or with respect to which a Special LTIP Unit Distribution is payable and has not been paid.”

2.             Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect.

3.             This Amendment shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to conflicts of law.

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IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first written above.

VORNADO REALTY TRUST

By:	/s/ Joseph Macnow J
	Name:	Joseph Macnow
	Title:	Executive Vice President and Chief Financial Officer

VORNADO REALTY L.P.

By:	Vornado Realty Trust, its sole general partner

	By:	/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President and Chief Financial Officer